SEC Form 3

FORM 3

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INITIAL STATEMENT OF BENEFICIAL OWNERSHIP OF SECURITIES

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Filed pursuant to Section 16(a) of the Securities Exchange Act of 1934
or Section 30(h) of the Investment Company Act of 1940

1. Name and Address of Reporting Person*

Mulvihill, Christian, J

(Last) (First) (Middle)

135 Rennell Drive
3rd Floor

(Street)

Fairfield CT 06890

(City) (State) (Zip)

2. Date of Event Requiring Statement (Month/Day/Year)

10/11/2023

3. Issuer Name **and** Ticker or Trading Symbol

Greenidge Generation Holdings Inc. [GREE]

4. Relationship of Reporting Person(s) to Issuer (Check all applicable)

Director | 10% Owner

X Officer (give title below) | Other (specify below)

Chief Financial Officer

5. If Amendment, Date of Original Filed (Month/Day/Year)

6. Individual or Joint/Group Filing (Check Applicable Line)

X Form filed by One Reporting Person

Form filed by More than One Reporting Person

Table I - Non-Derivative Securities Beneficially Owned

1. Title of Security (Instr. 4)	2. Amount of Securities Beneficially Owned (Instr. 4)	3. Ownership Form: Direct (D) or Indirect (I) (Instr. 5)	4. Nature of Indirect Beneficial Ownership (Instr. 5)

Table II - Derivative Securities Beneficially Owned (e.g., puts, calls, warrants, options, convertible securities)

1. Title of Derivative Security (Instr. 4)	2. Date Exercisable and Expiration Date (Month/Day/Year)		3. Title and Amount of Securities Underlying Derivative Security (Instr. 4)		4. Conversion or Exercise Price of Derivative Security	5. Ownership Form: Direct (D) or Indirect (I) (Instr. 5)	6. Nature of Indirect Beneficial Ownership (Instr. 5)
	Date Exercisable	Expiration Date	Title	Amount or Number of Shares			
Non-Qualified Stock Options	(1)	07/31/2031	Class A Common Stock	2,000	$ 71.80	D	

Explanation of Responses:

1. FN1 - Stock options are exercisable in three (3) installments of 667, 667, and 666 shares of Class A Common Stock on each of 7/27/22, 7/27/23 and 7/27/24, respectively.

Remarks:

10/23/2023

** Signature of Reporting Person Date

Reminder: Report on a separate line for each class of securities beneficially owned directly or indirectly.

* If the form is filed by more than one reporting person, *see* Instruction 5 (b)(v).

** Intentional misstatements or omissions of facts constitute Federal Criminal Violations *See* 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note: File three copies of this Form, one of which must be manually signed. If space is insufficient, *see* Instruction 6 for procedure.

Persons who respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB Number.